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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                          Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2009 through November 30, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer International Value Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PIIFX
Class B   PBIFX
Class C   PCITX
Class Y   INVYX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                     2

Portfolio Management Discussion                                           4

Portfolio Summary                                                         9

Prices and Distributions                                                 10

Performance Update                                                       11

Comparing Ongoing Fund Expenses                                          15

Schedule of Investments                                                  17

Financial Statements                                                     25

Notes to Financial Statements                                            33

Report of Independent Registered Public Accounting Firm                  43

Approval of Investment Advisory Agreement                                44

Trustees, Officers and Service Providers                                 48

               Pioneer International Value Fund | Annual Report | 11/30/10     1

President's Letter

Dear Shareowner,

Through the first eleven months of 2010, the U.S. economy moved forward on a slow path to recovery. But with the memory of a deep recession still lingering, businesses and consumers remained cautious about both investing and spending. While business fundamentals showed signs of improvement, there was still a reluctance to hire, and high unemployment remains a problem. Wary investors, concerned about risk, gravitated towards cash and bonds. We remain generally optimistic about the prospects for economic recovery, although it may occur more slowly than many would like.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. This strategy has generally performed well for many investors. Bond markets certainly rewarded investors in the first eleven months of 2010. While the equity markets barely budged, equities at the end of November 2010 were inexpensive relative to bonds, compared with historic levels, and represented potentially good value for long-term investors.

Pioneer has not changed the basic approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. Our experienced professionals devote themselves to the careful research needed to identify investment opportunities in markets around the world.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer International Value Fund | Annual Report | 11/30/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

               Pioneer International Value Fund | Annual Report | 11/30/10     3

Portfolio Management Discussion | 11/30/10

A strong rally in developing markets, particularly in Asia, and the subdued returns of developed markets of Europe created a divergent path for international equities during Pioneer International Value Fund's fiscal year ended November 30, 2010. In the following interview, Andrea Salvatori, a member of Pioneer's international investment team in Dublin, Ireland, discusses the factors that influenced the Fund's performance. Marco Pirondini, a member of Pioneer's international investment team in Boston, joined the Fund's management team in September 2010.

Q European markets struggled while emerging markets posted strong returns during the fiscal year ended November 30, 2010. What contributed to the dichotomy?

A Since April 2010, investors have worried that Europe's sovereign debt problems, specifically in Greece, Portugal, Ireland, Italy and Spain, could trigger a cascade of massive losses for large banks, which are still recovering from the 2008 financial crisis. European stocks sold off in response to concerns that the debt woes could jeopardize the nascent recovery in global growth.

   In May 2010, the European Central Bank (ECB) and the International Monetary Fund (IMF) introduced a financial rescue package for Greece and other debt-laden countries across the European Union (EU). The plan, which also addressed broader concerns about Europe's banking sector, helped to alleviate investor concerns. In November 2010, however, Ireland applied for aid from the EU and IMF to address weakness in its banking system, which had been experiencing months of declining deposits. The EU finance ministers responded with a rescue package of loans for Ireland, but the situation renewed doubts about the overall health of Europe's banking sector. Consequently, European stocks retreated again and closed out the Fund's fiscal year ended November 30, 2010, with a return of -2.14%, as reflected by the Morgan Stanley Capital International (MSCI) Europe Index.(1)

   In contrast, emerging markets have been experiencing growth in a world where more mature, developed countries are struggling -- fueling strong gains by the emerging markets asset class for the 12-month period. Whereas developed markets are facing high government debt levels, overleveraged consumers, and deflated housing markets, the governments, corporations and consumers in the emerging markets have stronger balance sheets and are in a better position to increase debt levels. In fact, some countries, such as China, India, and Indonesia, sidestepped the recession and, along with other developing countries, are in a favorable position to increase investment and consumption in their economies, while much of the developed

4    Pioneer International Value Fund | Annual Report | 11/30/10
   world is facing great pressure to cut spending. In contrast with the MSCI Europe Index, the MSCI Emerging Markets Index posted a 15.65% return for the fiscal year ended November 30, 2010.

Q How did the Fund perform against that economic backdrop over the 12 months ended November 30, 2010?

A For the 12 months ended November 30, 2010, the Pioneer International Value Fund's Class A shares returned -1.94% at net asset value, compared with the return of 1.55% for the Fund's benchmark, the MSCI Europe, Australasia, Far East (EAFE) Index. Over the same period, the average return for the 380 mutual funds in its Lipper's International Large Cap Core Funds category was 1.74%.

   In the early months of the reporting period, we saw a global rally in riskier investments when economic indicators were turning more positive. As investors became concerned about the European sovereign debt crisis, continued high unemployment in some countries, and the potential for a "double-dip" global recession, however, their risk tolerance shifted toward lower-risk investment strategies during the spring of 2010. The Fund's defensive tilt in positioning was helpful when markets were retreating. In the second half of the Fund's fiscal year, however, investors renewed their interest in higher-risk and growth-oriented investments, particularly in the emerging markets of Asia. While the Fund had a considerable exposure to the developing markets, which proved beneficial, its overall defensive and value-oriented bias meant that the Fund's portfolio didn't rally to the degree that its benchmark, the MSCI EAFE Index, did.

Q What were some of the Fund's holdings that detracted from performance results over the 12 months ended November 30, 2010?

A The Fund's investment in French-based Alstrom, a global leader in high-speed rail transport and energy infrastructure, detracted from results when the pace of order activity for its power energy fell short of expectations. Also, the Fund's investments in Ubisoft, a developer of interactive video games, and Cemex, were disappointments. We feel that Ubisoft's management failed to respond effectively to slowing profits, so we took advantage of a rise in the company's stock price in November to reduce the Fund's position. Cemex, the Mexican cement maker, sold off in response to soft demand in commercial real estate markets in the United States and Europe.

Q What Fund holdings contributed positively to performance over the 12 months ended November 30, 2010?

A The Fund's top contributor during the 12-month period was Ryanair, Europe's largest low-cost airline. The Irish company is a good example of a well-managed business adapting its strategy to survive in difficult economic conditions. The company is using price to stimulate strong passenger

               Pioneer International Value Fund | Annual Report | 11/30/10     5
   growth and is holding up better than some weaker competitors -- many of which may struggle in response to slow growth and pressure from Ryanair.

   PotashCorp, the world's largest fertilizer company, rallied strongly on news of BHP Billiton's offer to buy the company. Even though the unsolicited offer was rescinded when the shareholders rejected the proposal, we took advantage of the stock price's sharp appreciation in the weeks after the initial buyout offer to sell the Fund's position and lock in gains. The Norwegian salmon fishing company, Cermaq, rallied on a recovery in the price of salmon. Salmon prices had been declining with the influx of supply from Chile. We took advantage of the price recovery this past summer to sell the Fund's position on strength.

   The telecommunications services sector was one of the best-performing sectors for the Fund over the 12 months ended November 30, 2010, and the Fund's investments in Vodafone were particularly rewarding, given the company's defensive characteristics and attractive dividend yield, which are helpful when trying to weather difficult markets. Our decision to limit the Fund's exposure to European banks was also helpful. Furthermore, the Fund didn't own any banks in the most troubled countries of Portugal, Italy, Ireland, Greece, or Spain, which was a plus for the Fund's performance.

Q What approach did you take regarding the Fund's positioning during the 12-month period ended November 30, 2010?

A With so much focus on infusing liquidity into the financial system and promoting global growth over the past two years, we have seen the rise of top-down country factors as a guiding influence in the minds of investors, rather than the bottom-up company fundamentals that are more indicative of our investment approach. Consequently, the markets saw a flight to safety (within Europe) to Germany that resulted in stocks of German-domiciled companies outperforming their European counterparts. In many cases, the outperformance of those German firms was achieved without regard to their comparable fundamentals. For the Fund, the flight to safety meant that our decision to underweight Europe relative to the MSCI EAFE Index was wise, but, unfortunately, our decision also to underweight the Fund's exposure to Germany as part of our pan-European strategy was a performance drawback.

   For example, automakers performed strongly over the 12-month period, including the Fund's investment in French-based Renault; but not owning the stronger-performing German automakers, such as BMW or Daimler, hurt the Fund's relative performance.

   As noted previously, developing markets ranked among the top performers for the period. Our decision to have the Fund carry an overweight exposure to those markets was beneficial for performance. Given the flight to growth in Asia during the second half of the fiscal year ended November 30, 2010,

6    Pioneer International Value Fund | Annual Report | 11/30/10
   however, many of the smaller, peripheral countries such as Malaysia, Thailand, and the Philippines rallied more strongly than China, which constitutes the majority of the Fund's exposure to Asia's emerging markets. We still believe that China offers some of the best long-term growth opportunities in the region, despite worries over the potential for more monetary tightening by China's central government and its efforts to slow price appreciation in the real estate market.

   We continue to have some reservations about the recent rally in emerging markets, but did take steps in late summer of 2010 to ease the Fund's defensive positioning, adding modestly to investments in some of the peripheral Asian countries. New holdings include two banks, Negara in Indonesia and Bangkok Bank in Thailand, and GZI Transport, a company engaged in the management of toll roads in China.

Q  What are you expectations for international equity markets in 2011?

A We think that the European sovereign debt crisis, with its impact on global growth, and a hard landing for China in the wake of its monetary tightening, represent the two biggest risks to a continued recovery in international markets. While the outcome of the European crisis is uncertain, politicians have taken extreme measures so far to make sure that the euro currency survives and that all EU members remain viable. The major countries in the region, including Germany, the Netherlands, Norway and Sweden, have exhibited relatively strong economic growth. Those northern countries, particularly Germany, have expressed concern about the bailouts of financially weaker members of the EU. For now, however, those countries recognize that it is in their self-interest to participate in debt bailouts, both to protect their own banks, which have significant exposure to the troubled countries, and to protect the lower valuation of the euro, which helps export-based economies like Germany's. We think China's drive to control inflation in its economy through monetary tightening, rather than currency appreciation, may depress global growth. We believe that the impact of the tightening may be modest, however, and that China has the ability to engineer a soft landing for its centrally controlled economy, a trait it has demonstrated as recently as 2009.

(1) The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

               Pioneer International Value Fund | Annual Report | 11/30/10     7

Please refer to the Schedule of Investments on pages 17-24 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

8    Pioneer International Value Fund | Annual Report | 11/30/10

Portfolio Summary | 11/30/10

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                               26.3%
Industrials                                                              13.5%
Energy                                                                    9.3%
Materials                                                                 9.1%
Consumer Discretionary                                                    8.7%
Information Technology                                                    7.2%
Telecommunication Services                                                7.1%
Consumer Staples                                                          6.7%
Health Care                                                               6.2%
Government                                                                5.9%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                    18.8%
United Kingdom                                                           16.5%
France                                                                   12.5%
People's Republic of China                                                7.9%
Australia                                                                 6.3%
Hong Kong                                                                 3.6%
Taiwan                                                                    3.1%
Switzerland                                                               2.8%
Germany                                                                   2.7%
Norway                                                                    2.3%
Ireland                                                                   2.2%
Spain                                                                     2.1%
South Africa                                                              2.1%
Netherlands                                                               1.9%
United States                                                             1.7%
Singapore                                                                 1.5%
Sweden                                                                    1.5%
Thailand                                                                  1.5%
South Korea                                                               1.4%
Luxembourg                                                                1.2%
Indonesia                                                                 1.2%
Mexico                                                                    1.1%
Canada                                                                    1.1%
Russia                                                                    1.0%
Philippines                                                               1.0%
Brazil                                                                    1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    HSBC Holding Plc                                                  3.86%
 2.    BHP Billiton, Ltd.                                                2.84
 3.    Ryanair Holdings Plc                                              2.82
 4.    Sumitomo Mitsui Financial Group, Inc.*                            2.19
 5.    BP Amoco Plc                                                      2.12
 6.    Societe Generale SA                                               2.11
 7.    Repsol SA                                                         2.10
 8.    Anglogold Ashanti, Ltd.                                           2.10
 9.    China Construction Bank, Ltd.                                     2.09
10.    National Grid Plc                                                 2.06

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

               Pioneer International Value Fund | Annual Report | 11/30/10     9

Prices and Distributions | 11/30/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class            11/30/10              11/30/09
--------------------------------------------------------------------------------
       A               $18.72                $19.16
       B               $16.82                $17.31
       C               $16.64                $17.12
       Y               $18.80                $19.22

Distributions per Share: 12/1/09-11/30/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term         Long-Term
     Class             Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A              $0.0693               $ --               $ --
       B              $    --               $ --               $ --
       C              $    --               $ --               $ --
       Y              $0.1324               $ --               $ --

The MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 million Investment" charts on pages 11-14.

10    Pioneer International Value Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.

Average Annual Total Returns
(As of November 30, 2010)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
Period                                Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                               0.80%           0.21%
5 Years                                0.16           -1.01
1 Year                                -1.94           -7.59
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                       Gross           Net
                                       2.10%           1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

      Pioneer International        MSCI EAFE
      Value Fund                   Index
       $9,425                      $10,000
       $7,057                       $8,113
       $6,293                       $7,122
       $7,280                       $8,885
       $8,893                      $11,076
      $10,124                      $12,596
      $12,764                      $16,213
      $15,027                      $19,097
       $7,614                      $10,026
      $10,410                      $13,879
      $10,207                      $14,094

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer International Value Fund | Annual Report | 11/30/10     11

Performance Update | 11/30/10                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2010)
--------------------------------------------------------------------------------
                                        If               If
Period                                  Held             Redeemed
--------------------------------------------------------------------------------
10 Years                                -0.21%           -0.21%
5 Years                                 -0.73            -0.73
1 Year                                  -2.83            -6.72
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                        Gross            Net
                                        3.05%            2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

      Pioneer International        MSCI EAFE
      Value Fund                   Index
      $10,000                      $10,000
       $7,410                       $8,113
       $6,533                       $7,122
       $7,468                       $8,885
       $8,995                      $11,076
      $10,157                      $12,596
      $12,695                      $16,213
      $14,808                      $19,097
       $7,434                      $10,026
      $10,077                      $13,879
       $9,792                      $14,094

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer International Value Fund | Annual Report | 11/30/10

Performance Update | 11/30/10                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2010)
--------------------------------------------------------------------------------
                                        If               If
Period                                  Held             Redeemed
--------------------------------------------------------------------------------
10 Years                                -0.22%           -0.22%
5 Years                                 -0.69            -0.69
1 Year                                  -2.80            -2.80
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                        Gross            Net
                                        2.74%            2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

      Pioneer International        MSCI EAFE
      Value Fund                   Index
      $10,000                      $10,000
       $7,383                       $8,113
       $6,505                       $7,122
       $7,441                       $8,885
       $8,970                      $11,076
      $10,129                      $12,596
      $12,670                      $16,213
      $14,801                      $19,097
       $7,431                      $10,026
      $10,065                      $13,879
       $9,783                      $14,094

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

              Pioneer International Value Fund | Annual Report | 11/30/10     13

Performance Update | 11/30/10                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.

Average Annual Total Returns
(As of November 30, 2010)
--------------------------------------------------------------------------------
                                        If               If
Period                                  Held             Redeemed
--------------------------------------------------------------------------------
10 Years                                 0.47%            0.47%
5 Years                                 -0.49            -0.49
1 Year                                  -1.51            -1.51
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------------------
                                        Gross            Net
                                        1.01%            1.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5,000,000 Investment

      Pioneer International        MSCI EAFE
      Value Fund                   Index
      $5,000,000                   $5,000,000
      $3,743,746                   $4,056,501
      $3,338,408                   $3,561,243
      $3,861,970                   $4,442,477
      $4,717,683                   $5,537,905
      $5,370,728                   $6,297,886
      $6,771,080                   $8,106,639
      $7,838,404                   $9,548,594
      $3,904,103                   $5,013,133
      $5,320,596                   $6,939,534
      $5,240,105                   $7,047,089

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer International Value Fund | Annual Report | 11/30/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from June 1, 2010, through November 30, 2010.

-------------------------------------------------------------------------------------------
Share Class                        A                B                C               Y
-------------------------------------------------------------------------------------------
Beginning Account Value        $1,000.00        $1,000.00        $1,000.00       $1,000.00
on 6/1/10
-------------------------------------------------------------------------------------------
Ending Account                 $1,120.30        $1,115.36        $1,115.32       $1,123.03
Value (after expenses)
on 11/30/10
-------------------------------------------------------------------------------------------
Expenses Paid                  $    7.71        $   12.46        $   12.46       $    5.38
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

              Pioneer International Value Fund | Annual Report | 11/30/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2010, through November 30, 2010.

-------------------------------------------------------------------------------------------
Share Class                        A                B                C               Y
-------------------------------------------------------------------------------------------
Beginning Account Value        $1,000.00        $1,000.00        $1,000.00       $1,000.00
on 6/1/10
-------------------------------------------------------------------------------------------
Ending Account                 $1,017.80        $1,013.29        $1,013.29       $1,020.00
Value (after expenses)
on 11/30/10
-------------------------------------------------------------------------------------------
Expenses Paid                  $    7.33        $   11.86        $   11.86       $    5.11
During Period*
-------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.01%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16    Pioneer International Value Fund | Annual Report | 11/30/10

Schedule of Investments | 11/30/10

Shares                                                 Value
              COMMON STOCKS -- 97.9%
              ENERGY -- 9.1%
              Coal & Consumable Fuels -- 2.4%
5,000,000     Bumi Resources Tbk Pt*                   $  1,468,119
1,258,543     Paladin Energy, Ltd.*                       5,910,875
                                                       ------------
                                                       $  7,378,994
-------------------------------------------------------------------
              Integrated Oil & Gas -- 5.7%
  957,656     BP Amoco Plc                             $  6,372,837
   52,600     Lukoil Holding, Ltd. (A.D.R.)*              2,883,006
1,448,000     PetroChina Co., Ltd.*                       1,782,925
  260,371     Repsol SA                                   6,318,341
                                                       ------------
                                                       $ 17,357,109
-------------------------------------------------------------------
              Oil & Gas Exploration & Production -- 1.0%
      632     Inpex Corp.*                             $  3,253,448
                                                       ------------
              Total Energy                             $ 27,989,551
-------------------------------------------------------------------
              MATERIALS -- 8.9%
              Diversified Metals & Mining -- 2.8%
  206,886     BHP Billiton, Ltd.                       $  8,521,474
-------------------------------------------------------------------
              Fertilizers & Agricultural Chemicals -- 1.3%
   81,610     Yara International ASA*                  $  3,890,075
-------------------------------------------------------------------
              Forest Products -- 1.1%
  157,400     Sino-Forest Corp.*                       $  3,412,533
-------------------------------------------------------------------
              Gold -- 2.1%
  134,843     Anglogold Ashanti, Ltd.                  $  6,292,708
-------------------------------------------------------------------
              Specialty Chemicals -- 0.5%
   40,000     Nitto Denko Corp.*                       $  1,662,161
-------------------------------------------------------------------
              Steel -- 1.1%
1,451,000     Sumitomo Metal Industries, Ltd*          $  3,522,211
                                                       ------------
              Total Materials                          $ 27,301,162
-------------------------------------------------------------------
              CAPITAL GOODS -- 8.5%
              Construction & Engineering -- 2.0%
1,636,000     China Railways Construction Corp.*       $  1,938,307
   49,098     GS Engineering & Construction Corp.*        4,232,243
                                                       ------------
                                                       $  6,170,550
-------------------------------------------------------------------
              Electrical Component & Equipment -- 1.6%
   34,837     Schneider Electric SA                    $  4,897,434
-------------------------------------------------------------------
              Heavy Electrical Equipment -- 2.9%
   94,302     Alstom SA                                $  3,898,034
  503,000     Mitsubishi Electric Corp.*                  4,986,244
                                                       ------------
                                                       $  8,884,278
-------------------------------------------------------------------
              Industrial Conglomerates -- 0.9%
  100,000     Philips Electronics NV                   $  2,703,815
-------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     17

Shares                                                  Value
               Trading Companies & Distributors -- 1.1%
  376,600      Itochu Corp.*                            $  3,494,592
                                                        ------------
               Total Capital Goods                      $ 26,150,669
--------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 0.9%
               Environmental & Facilities Services -- 0.9%
  535,483      Tomra Systems ASA*                       $  2,853,204
                                                        ------------
               Total Commercial Services & Supplies     $  2,853,204
--------------------------------------------------------------------
               TRANSPORTATION -- 3.7%
               Airlines -- 2.8%
1,687,462      Ryanair Holdings Plc                     $  8,462,925
--------------------------------------------------------------------
               Highways & Railtrack -- 0.9%
5,274,800      GZI Transportation, Ltd.*                $  2,889,015
                                                        ------------
               Total Transportation                     $ 11,351,940
--------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 1.6%
               Auto Parts & Equipment -- 0.1%
   89,000      China XD Plastics Co*                    $    485,050
--------------------------------------------------------------------
               Automobile Manufacturers -- 1.5%
  115,700      Toyota Motor Co.*                        $  4,487,753
                                                        ------------
               Total Automobiles & Components           $  4,972,803
--------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 5.8%
               Apparel, Accessories & Luxury Goods -- 1.4%
   81,799      CIE Financiere Richemont AG              $  4,409,032
--------------------------------------------------------------------
               Homebuilding -- 2.9%
  443,516      Gafisa SA                                $  3,086,476
  802,000      Sekisui Chemical Co., Ltd.*                 5,514,325
                                                        ------------
                                                        $  8,600,801
--------------------------------------------------------------------
               Household Appliances -- 1.5%
  190,000      Electrolux Ab-Ser B*                     $  4,519,214
                                                        ------------
               Total Consumer Durables & Apparel        $ 17,529,047
--------------------------------------------------------------------
               MEDIA -- 1.2%
               Cable & Satellite -- 1.2%
  157,400      SES SA*                                  $  3,649,935
                                                        ------------
               Total Media                              $  3,649,935
--------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.8%
               Food Retail -- 1.8%
  159,300      FamilyMart, Ltd.*                        $  5,424,828
                                                        ------------
               Total Food & Drug Retailing              $  5,424,828
--------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 4.8%
               Agricultural Products -- 0.8%
3,116,000      Chaoda Modern Agriculture, Ltd. (b)      $  2,518,365
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer International Value Fund | Annual Report | 11/30/10

Shares                                                            Value
               Packaged Foods & Meats -- 1.4%
  160,091      Unilever Plc                                       $  4,426,983
------------------------------------------------------------------------------
               Tobacco -- 2.6%
  163,114      Imperial Tobacco Group Plc                         $  4,788,528
      902      Japan Tobacco, Inc.*                                  3,057,426
                                                                  ------------
                                                                  $  7,845,954
                                                                  ------------
               Total Food, Beverage & Tobacco                     $ 14,791,302
------------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 2.9%
               Health Care Equipment -- 1.4%
   36,590      Synthes, Inc.*                                     $  4,478,154
------------------------------------------------------------------------------
               Health Care Services -- 1.5%
   78,175      Fresenius Medical Care AG                          $  4,522,248
                                                                  ------------
               Total Health Care Equipment & Services             $  9,000,402
------------------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 3.2%
               Pharmaceuticals -- 3.2%
  160,900      GlaxoSmithKline Plc*                               $  3,049,828
   11,306      Roche Holdings AG                                     1,552,308
   84,169      Sanofi-Aventis SA                                     5,096,950
                                                                  ------------
                                                                  $  9,699,086
                                                                  ------------
               Total Pharmaceuticals & Biotechnology              $  9,699,086
------------------------------------------------------------------------------
               BANKS -- 19.1%
               Diversified Banks -- 19.1%
  893,100      Bangkok Bank PCL                                   $  4,348,338
4,405,000      Bank Negara Indonesia Persero Tbk Pt                  1,974,373
   72,986      BNP Paribas SA                                        4,323,884
6,981,500      China Construction Bank, Ltd.                         6,277,998
  427,338      Development Bank of Singapore, Ltd.                   4,530,406
1,150,418      HSBC Holding Plc                                     11,600,277
6,675,000      Industrial and Commercial Bank of China, Ltd.*        5,179,495
  603,999      Mitsubishi UFJ Financial Group, Inc.*                 2,860,045
  200,808      National Australia Bank, Ltd.*                        4,510,311
  136,495      Societe Generale SA                                   6,331,044
  214,000      Sumitomo Mitsui Financial Group, Inc.*                6,573,797
                                                                  ------------
                                                                  $ 58,509,968
                                                                  ------------
               Total Banks                                        $ 58,509,968
------------------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.1%
               Asset Management & Custody Banks -- 1.2%
  909,719      Man Group Plc                                      $  3,748,876
      821      Reinet Investments SCA*                                  13,028
                                                                  ------------
                                                                  $  3,761,904
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     19

Shares                                                        Value
               Diversified Capital Markets -- 0.9%
   71,820      CS Group, Ltd.                                 $  2,656,376
                                                              ------------
               Total Diversified Financials                   $  6,418,280
--------------------------------------------------------------------------
               INSURANCE -- 4.5%
               Life & Health Insurance -- 3.4%
1,378,000      China Life Insurance Co., Ltd.                 $  5,897,764
  206,900      T&D Holdings, Inc.*                               4,703,376
                                                              ------------
                                                              $ 10,601,140
--------------------------------------------------------------------------
               Multi-Line Insurance -- 1.1%
  596,460      Aviva Plc                                      $  3,289,098
                                                              ------------
               Total Insurance                                $ 13,890,238
--------------------------------------------------------------------------
               SOFTWARE & SERVICES -- 2.0%
               Home Entertainment Software -- 2.0%
  195,000      Capcom Co., Ltd.                               $  2,977,613
  321,769      Ubisoft Entertainment, Ltd.*(b)                   3,082,706
                                                              ------------
                                                              $  6,060,319
                                                              ------------
               Total Software & Services                      $  6,060,319
--------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
               Communications Equipment -- 0.5%
1,658,800      D-Link Corp.*                                  $  1,696,785
--------------------------------------------------------------------------
               Computer Storage & Peripherals -- 1.0%
   77,043      Gemalto NV*                                    $  3,020,322
--------------------------------------------------------------------------
               Electronic Manufacturing Services -- 0.9%
  368,400      Hon Hai Precision Industry, Ltd. (G.D.R.)*     $  2,639,667
                                                              ------------
               Total Technology Hardware & Equipment          $  7,356,774
--------------------------------------------------------------------------
               SEMICONDUCTORS -- 2.6%
               Semiconductor Equipment -- 1.0%
   94,700      ASM Lithography Holding N.V.*                  $  3,066,432
--------------------------------------------------------------------------
               Semiconductors -- 1.6%
8,415,000      Macronix International, Inc.*                  $  5,025,500
                                                              ------------
               Total Semiconductors                           $  8,091,932
--------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES -- 7.0%
               Integrated Telecommunication Services -- 2.4%
  268,436      Deutsche Telekom AG                            $  3,446,460
   87,100      Nippon Telegraph & Telephone Corp.*               3,943,519
                                                              ------------
                                                              $  7,389,979
--------------------------------------------------------------------------
               Wireless Telecommunication Services -- 4.6%
1,108,000      America Movil SA de CV                         $  3,231,783
  504,000      China Mobile, Ltd.                                5,025,212
2,273,021      Vodafone Group Plc                                5,685,401
                                                              ------------
                                                              $ 13,942,396
                                                              ------------
               Total Telecommunication Services               $ 21,332,375
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer International Value Fund | Annual Report | 11/30/10

Shares                                                               Value
               UTILITIES -- 5.8%
               Independent Power Producer & Energy Traders -- 0.1%
  323,224      Clipper Windpower Plc*                                $    324,903
---------------------------------------------------------------------------------
               Multi-Utilities -- 2.9%
   85,000      Gaz De France SA                                      $  2,822,993
  701,353      National Grid Plc                                        6,199,563
                                                                     ------------
                                                                     $  9,022,556
---------------------------------------------------------------------------------
               Water Utilities -- 2.8%
5,488,000      Guangdong Investment, Ltd.                            $  2,742,334
3,710,500      Manila Water Co, Inc.*                                   1,593,703
  229,685      Suez Environnement SA                                    4,097,585
                                                                     ------------
                                                                     $  8,433,622
                                                                     ------------
               Total Utilities                                       $ 17,781,081
---------------------------------------------------------------------------------
               TOTAL COMMON STOCKS
               (Cost $285,336,693)                                   $300,154,896
---------------------------------------------------------------------------------
               RIGHTS -- 0.1%
               BANKS -- 0.1%
               Diversified Banks -- 0.1%
  488,705      China Construction Bank, Ltd., EXP 12/8/10*           $    165,513
  300,375      Industrial & Commercial Bank, Ltd., EXP 12/16/10*           93,994
                                                                     ------------
                                                                     $    259,507
---------------------------------------------------------------------------------
               TOTAL RIGHTS
               (Cost $250,662)                                       $    259,507
---------------------------------------------------------------------------------

Principal
Amount($)
               TEMPORARY CASH INVESTMENTS -- 1.5%
               Securities Lending Collateral -- 1.5% (c )
               Certificates of Deposit:
  124,659      Bank of Nova Scotia, 0.37%, 9/29/11                   $    124,659
   87,262      BBVA Group NY, 0.61%, 7/26/11                               87,262
   62,330      BNP Paribas Bank NY, 0.29%, 2/8/11                          62,330
   62,330      BNP Paribas Bank NY, 0.3%, 1/20/11                          62,330
  124,659      Canadian Imperial Bank of Commerce NY, 0.29%, 4/27/11      124,659
  124,659      Nordea New York, 0.5%, 12/10/10                            124,659
  124,659      RaboBank Netherland NV NY, 0.31%, 8/8/11                   124,659
  124,659      Royal Bank of Canada NY, 0.25%, 1/21/11                    124,659
   62,330      SocGen NY, 0.26%, 12/10/10                                  62,330
   62,330      SocGen NY, 0.30%, 2/10/11                                   62,330
                                                                     ------------
                                                                     $    959,877
---------------------------------------------------------------------------------
               Commercial Paper:
   74,796      American Honda Finance, 0.28%, 5/4/11                 $     74,796
   50,080      American Honda Finance, 1.04%, 6/20/11                      50,080
   45,817      Australia & New Zealand Banking Group, 0.89%, 8/4/11        45,817

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     21

Principal
Amount($)                                                              Value
              Commercial Paper -- (continued):
  127,076     Caterpillar Financial Services Corp., 1.04%, 6/24/11     $    127,076
  137,125     CBA, 0.31%, 1/3/11                                            137,125
   87,252     CHARFD, 0.31%, 12/14/10                                        87,252
   37,379     CHARFD, 0.26%, 2/28/11                                         37,379
   74,796     CLIPPR, 0.28%, 12/1/10                                         74,796
   62,300     FAIRPP, 0.27%, 2/2/11                                          62,300
   49,864     FASCO, 0.27%, 12/1/10                                          49,864
  124,672     Federal Home Loan Bank, 0.38%, 6/1/11                         124,672
   62,328     GE Corp., 0.34%, 1/26/11                                       62,328
   12,460     General Electric Capital Corp., 0.33%, 6/6/11                  12,460
   49,864     OLDLLC, 0.27%, 12/1/10                                         49,864
   68,320     OLDLLC, 0.27%, 12/2/10                                         68,320
  124,568     SEB, 0.39%, 2/7/11                                            124,568
   62,308     SOCNAM, 0.29%, 1/14/11                                         62,308
   62,327     SRP, 0.27%, 12/6/10                                            62,327
   93,542     STRAIT, 0.25%, 12/8/10                                         93,542
  124,605     STRAIT, 0.25%, 2/2/11                                         124,605
   62,311     Toll Brothers LLC, 0.27%, 1/10/11                              62,311
   62,329     Toll Brothers LLC, 0.27%, 12/2/10                              62,329
   62,300     Toll Brothers LLC, 0.27%, 2/2/11                               62,300
  124,659     Toyota Motor Credit Corp., 0.45%, 9/8/11                      124,659
   75,961     VARFUN, 0.27%, 1/20/11                                         75,961
   49,837     VARFUN, 0.26%, 2/14/11                                         49,837
   74,798     Wachovia, 0.38%, 3/22/11                                       74,798
   49,900     Wachovia, 0.34%, 10/15/11                                      49,900
  124,659     Westpac, 0.31%, 7/29/11                                       124,659
                                                                       ------------
                                                                       $  2,218,233
-----------------------------------------------------------------------------------
              Tri-party Repurchase Agreements:
  234,614     Barclays Capital Markets, 0.23%, 12/1/10                 $    234,614
  249,319     Deutsche Bank Securities, Inc., 0.24%, 12/1/10                249,319
  249,319     HSBC Bank USA NA, 0.23% 12/1/10                               249,319
  249,319     RBS Securities, Inc., 0.25%, 12/1/10                          249,319
                                                                       ------------
                                                                       $    982,571
-----------------------------------------------------------------------------------

Shares
              Money Market Mutual Funds:
 124,660      Dreyfus Preferred Money Market Fund                      $    124,660
 124,659      Fidelity Prime Money Market Fund                              124,659
                                                                       ------------
                                                                       $    249,319
                                                                       ------------
             Total Securities Lending Collateral                       $  4,410,000
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer International Value Fund | Annual Report | 11/30/10

                                                                       Value
        TOTAL TEMPORARY CASH INVESTMENTS
        (Cost $4,410,000)                                              $  4,410,000
-----------------------------------------------------------------------------------
        TOTAL INVESTMENT IN SECURITIES -- 99.5%
        (Cost $289,887,355) (a)(d)                                     $304,824,403
-----------------------------------------------------------------------------------
        OTHER ASSETS AND LIABILITIES -- 0.5%                           $  1,383,544
-----------------------------------------------------------------------------------
        TOTAL NET ASSETS -- 100.0%                                     $306,207,947
===================================================================================

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

(a) At November 30, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $294,705,274 was as follows:

          Aggregate gross unrealized gain for all investments in which
            there is an excess of value over tax cost                   $27,623,298
          Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                  (17,504,169)
                                                                        -----------
          Net unrealized gain                                           $10,119,129
                                                                        ===========

(b)   At November 30, 2010, the following securities were out on loan:

         Shares        Description                                       Value
           300,000     Ubisoft Entertainment, Ltd. * (b)                 $2,874,000
         1,550,000     Chaoda Modern Agriculture, Ltd. (b)                1,255,500
-----------------------------------------------------------------------------------
                  Total                                                  $4,129,500
===================================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

             Japan                                                            18.8%
             United Kingdom                                                   16.5
             France                                                           12.5
             People's Republic of China                                        7.9
             Australia                                                         6.3
             Hong Kong                                                         3.6
             Taiwan                                                            3.1
             Switzerland                                                       2.8
             Germany                                                           2.7
             Norway                                                            2.3
             Ireland                                                           2.2
             Spain                                                             2.1

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     23

             South Africa                                                      2.1%
             Netherlands                                                       1.9
             United States                                                     1.7
             Singapore                                                         1.5
             Sweden                                                            1.5
             Thailand                                                          1.5
             South Korea                                                       1.4
             Luxembourg                                                        1.2
             Indonesia                                                         1.2
             Mexico                                                            1.1
             Canada                                                            1.1
             Russia                                                            1.0
             Philippines                                                       1.0
             Brazil                                                            1.0
-----------------------------------------------------------------------------------
                                                                             100.0%
===================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2010 aggregated $197,242,450 and $210,686,210, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2010, in valuing the Fund's assets:

                                  Level 1         Level 2           Level 3   Total
Common Stocks                     $ 3,368,057     $  6,289,601      $ --      $  9,657,658
Common Stocks (foreign)*            6,318,259      284,178,979        --       290,497,238
Rights                                259,507               --        --           259,507
Temporary Cash Investments                 --        4,160,681        --         4,160,681
Money Market Mutual Funds             249,319               --        --           249,319
------------------------------------------------------------------------------------------
 Total                            $10,195,142     $294,629,261      $ --      $304,824,403
==========================================================================================
Other Financial Instruments**     $        --     $    151,808      $ --      $    151,808
==========================================================================================

* Securities are valued by independent pricing services using fair value factors.
** Other Financial Instruments include forward foreign currency portfolio and settlement hedge contracts on the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

24    Pioneer International Value Fund | Annual Report | 11/30/10

Statement of Assets and Liabilities | 11/30/10

ASSETS:
  Investment in securities (including securities loaned of $4,129,500)
   (Cost $289,887,355)                                                    $304,824,403
  Cash                                                                       3,329,720
  Receivables --
   Investment securities sold                                                  908,504
   Fund shares sold                                                          1,254,752
   Dividends, interest and foreign taxes withheld                              864,108
   Forward foreign currency portfolio and settlement hedge contracts,
     open-net                                                                  151,808
   Due from Pioneer Investment Management, Inc.                                 10,450
  Other                                                                         14,042
--------------------------------------------------------------------------------------
     Total assets                                                         $311,357,787
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    432,311
   Fund shares repurchased                                                     160,051
   Dividends                                                                       338
   Due to Bank                                                                   5,663
   Upon return of securities loaned                                          4,410,000
  Due to affiliates                                                             61,664
  Accrued expenses                                                              79,813
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  5,149,840
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $466,121,583
  Undistributed net investment income                                        4,094,555
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (179,081,563)
  Net unrealized gain on investments                                        14,937,048
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    136,324
--------------------------------------------------------------------------------------
     Total net assets                                                     $306,207,947
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $89,145,441/4,762,274 shares)                         $      18.72
  Class B (based on $9,789,593/582,118 shares)                            $      16.82
  Class C (based on $12,126,231/728,885 shares)                           $      16.64
  Class Y (based on $195,146,682/10,380,915 shares)                       $      18.80
MAXIMUM OFFERING PRICE:
  Class A ($18.72 [divided by] 94.25%)                                    $      19.86
======================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     25

Statement of Operations

For the Year Ended 11/30/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $572,053)           $   7,937,004
  Interest                                                               38,112
  Income from securities loaned, net                                    191,405
-------------------------------------------------------------------------------------------------
     Total investment income                                                        $  8,166,521
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   2,632,837
  Transfer agent fees and expenses
   Class A                                                              367,869
   Class B                                                               85,454
   Class C                                                               55,200
   Class Y                                                                2,355
  Distribution fees
   Class A                                                              236,873
   Class B                                                              117,264
   Class C                                                              131,211
  Shareholder communications expense                                    167,171
  Administrative reimbursements                                          96,126
  Custodian fees                                                         99,450
  Registration fees                                                      66,623
  Professional fees                                                     108,238
  Printing expense                                                       47,084
  Fees and expenses of nonaffiliated trustees                             8,626
  Miscellaneous                                                          54,714
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  4,277,095
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (401,697)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  3,875,398
-------------------------------------------------------------------------------------------------
       Net investment income                                                        $  4,291,123
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) on:
   Investments                                                    $  11,877,155
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      (70,514)    $ 11,806,641
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                    $ (23,017,745)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                       87,891     $(22,929,854)
-------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                         $(11,123,213)
-------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                              $ (6,832,090)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

26    Pioneer International Value Fund | Annual Report | 11/30/10

Statements of Changes in Net Assets

For the Years Ended 11/30/10 and 11/30/09, respectively

                                                                    Year Ended         Year Ended
                                                                     11/30/10           11/30/09
FROM OPERATIONS:
Net investment income                                              $  4,291,123       $  1,706,976
Net realized gain (loss) on investments and foreign currency
  transactions                                                       11,806,641         (9,130,203)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             (22,929,854)        65,791,786
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $ (6,832,090)      $ 58,368,559
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.07 and $0.14 per share, respectively)                   (381,148)      $   (533,236)
   Class Y ($0.13 and $0.00 per share, respectively)                 (1,343,901)                --
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (1,725,049)      $   (533,236)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 22,753,520       $ 60,014,961
Shares issued in reorganization                                              --        171,182,574
Reinvestment of distributions                                           361,274            470,590
Cost of shares repurchased                                          (39,120,535)       (23,820,010)
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                       $(16,005,741)      $207,848,115
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $(24,562,880)      $265,683,438
NET ASSETS:
Beginning of year                                                   330,770,827         65,087,389
---------------------------------------------------------------------------------------------------
End of year                                                        $306,207,947       $330,770,827
---------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  4,094,555       $  1,598,995
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     27

                                       '10 Shares      '10 Amount         '09 Shares      '09 Amount
Class A
Shares sold                               587,708     $ 11,103,567           472,821     $  8,534,326
Shares issued in reorganization                --               --         2,201,290       36,959,652
Reinvestment of distributions              18,283          352,102            31,945          470,590
Less shares repurchased                (1,389,154)     (25,387,432)         (957,794)     (15,327,586)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)               (783,163)    $(13,931,763)        1,748,262     $ 30,636,982
=====================================================================================================
Class B
Shares sold                                23,626     $    424,361            90,650     $  1,425,252
Shares issued in reorganization                --               --           527,650        8,036,113
Less shares repurchased                  (281,326)      (4,746,733)         (246,626)      (3,543,551)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)               (257,700)    $ (4,322,372)          371,674     $  5,917,814
=====================================================================================================
Class C
Shares sold                               154,881     $  2,613,022           167,836     $  2,623,931
Shares issued in reorganization                                              445,299        6,710,648
Reinvestment of distributions                  --               --                --               --
Less shares repurchased                  (292,560)      (4,769,718)         (172,658)      (2,404,249)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)               (137,679)    $ (2,156,696)          440,477     $  6,930,330
=====================================================================================================
Class Y
Shares sold                               454,528     $  8,612,672         3,182,672     $ 47,431,452
Shares issued in reorganization                --               --         7,107,446      119,476,161
Reinvestment of distributions                 471            9,070                --               --
Less shares repurchased                  (225,287)      (4,216,652)         (138,915)      (2,544,624)
-----------------------------------------------------------------------------------------------------
   Net increase                           229,712     $  4,405,090        10,151,203     $164,362,989
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

28    Pioneer International Value Fund | Annual Report | 11/30/10

Financial Highlights

                                                             Year Ended   Year Ended     Year Ended   Year Ended      Year Ended
                                                             11/30/10     11/30/09       11/30/08     11/30/07        11/30/06
Class A
Net asset value, beginning of period                         $ 19.16      $  14.15       $  28.12     $  23.98        $  19.08
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                       $  0.24      $   0.14       $   0.27     $   0.22        $   0.12
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                            (0.61)         5.01         (14.05)        4.02            4.84
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations         $ (0.37)     $   5.15       $ (13.78)    $   4.24        $   4.96
Distributions to shareowners:
 Net investment income                                        (0.07)         (0.14)         (0.19)       (0.10)          (0.06)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                               $    --      $     --       $     --     $     --        $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.44)     $   5.01       $ (13.97)    $   4.14        $   4.90
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 18.72      $  19.16       $  14.15     $  28.12        $  23.98
=================================================================================================================================
Total return*                                                 (1.94)%        36.72%        (49.33)%      17.73%          26.07%
Ratio of net expenses to average net assets+                    1.45%         1.52%          1.71%        1.68%           1.71%
Ratio of net investment income to average net assets+           1.18%         0.97%          1.07%        0.76%           0.52%
Portfolio turnover rate                                           66%           54%           135%          81%             98%
Net assets, end of period (in thousands)                     $89,145      $106,263       $ 53,725     $133,264        $142,645
Ratios with no waiver of fees and assumption of expenses
 by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                   1.76%         2.10%          1.90%        1.68%           1.79%
 Net investment income                                          0.86%         0.39%          0.88%        0.76%           0.44%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                   1.45%         1.52%          1.70%        1.66%           1.70%
 Net investment income                                          1.18%         0.97%          1.08%        0.78%           0.53%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     29

'
Financial Highlights (continued)

                                                                Year Ended     Year Ended   Year Ended    Year Ended   Year Ended
                                                                11/30/10       11/30/09     11/30/08      11/30/07     11/30/06
Class B
Net asset value, beginning of period                            $ 17.31        $ 12.77      $  25.50      $ 21.86      $ 17.49
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  0.09       $  (0.05)#    $   0.09      $ (0.02)     $ (0.07)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                               (0.58)          4.59        (12.76)        3.66         4.44
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ (0.49)      $   4.54      $ (12.67)     $  3.64      $  4.37
Distributions to shareowners:
 Net investment income                                               --             --         (0.06)          --           --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                  $    --       $     --      $     --      $    --      $  0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.49)      $   4.54      $ (12.73)     $  3.64      $  4.37
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 16.82       $  17.31      $  12.77      $ 25.50      $ 21.86
=================================================================================================================================
Total return*                                                     (2.83)%        35.55%       (49.80)%      16.65%       24.99%
Ratio of net expenses to average net assets+                       2.35%          2.40%         2.61%        2.55%        2.62%
Ratio of net investment income (loss) to average net assets+       0.26%         (0.06)%        0.14%       (0.12)%      (0.41)%
Portfolio turnover rate                                              66%            54%          135%          81%          98%
Net assets, end of period (in thousands)                        $ 9,790       $ 14,538      $  5,978      $18,562      $15,282
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      2.88%          3.05%         2.76%        2.55%        2.76%
 Net investment loss                                             (0.27)%         (0.71)%       (0.01)%      (0.12)%      (0.55)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                      2.35%          2.40%         2.60%        2.52%        2.60%
 Net investment income (loss)                                      0.26%         (0.06)%        0.15%       (0.09)%      (0.39)%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

30    Pioneer International Value Fund | Annual Report | 11/30/10

                                                              Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                                              11/30/10      11/30/09     11/30/08      11/30/07      11/30/06
Class C
Net asset value, beginning of period                          $ 17.12       $ 12.64      $  25.28      $ 21.64       $ 17.30
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $  0.06       $ (0.05)#    $   0.08      $ (0.01)      $ (0.06)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (0.54)         4.53        (12.62)        3.65          4.40
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $ (0.48)      $  4.48      $ (12.54)     $  3.64       $  4.34
Distributions to shareowners:
 Net investment income                                             --            --         (0.10)          --            --
-------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                $    --       $    --      $     --      $    --       $  0.00(a)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (0.48)      $  4.48      $ (12.64)     $  3.64       $  4.34
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 16.64       $ 17.12      $  12.64      $ 25.28       $ 21.64
===============================================================================================================================
Total return*                                                  (2.80)%        35.44%       (49.79)%      16.82%        25.09%
Ratio of net expenses to average net assets+                     2.35%         2.40%         2.57%        2.45%         2.54%
Ratio of net investment income (loss) to average net assets+     0.26%        (0.04)%        0.22%        0.00%(b)     (0.35)%
Portfolio turnover rate                                            66%           54%          135%          81%           98%
Net assets, end of period (in thousands)                      $12,126       $14,839      $  5,384      $16,486       $11,030
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                    2.58%         2.74%         2.57%        2.45%         2.54%
 Net investment income (loss)                                    0.02%        (0.38)%        0.22%        0.00%(b)     (0.35)%
Ratios with waiver of fees and assumption of expenses by
 the Adviser and reduction for fees paid indirectly:
 Net expenses                                                    2.35%         2.40%         2.56%        2.44%         2.54%
 Net investment income (loss)                                    0.26%        (0.04)%        0.23%        0.01%        (0.33)%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b)  Amount rounds to less than 0.01%.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

              Pioneer International Value Fund | Annual Report | 11/30/10     31

                                                                                   4/16/09 (a)
                                                                   Year Ended      to
                                                                   11/30/10        11/30/09
Class Y
Net asset value, beginning of period                               $ 19.22         $  14.11
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                            $  0.30         $   0.10
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                    ( 0.59)            5.01
----------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations              $ (0.29)        $   5.11
Distributions to shareowners:
  Net investment income                                            $ (0.13)        $     --
----------------------------------------------------------------------------------------------
Net increase in net asset value                                    $ (0.42)        $   5.11
----------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.80         $  19.22
==============================================================================================
Total return*                                                       (1.51)%           36.22%(b)
Ratio of net expenses to average net assets+                          1.01%            1.01%**
Ratio of net investment income to average net assets+                 1.63%            1.10%**
Portfolio turnover rate                                                 66%              54%(b)
Net assets, end of period (in thousands)                          $195,147         $195,132
Ratios with no waiver of fees and assumption of expenses
  by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                        1.01%            1.01%**
  Net investment income                                               1.63%            1.10%**
Ratios with waiver of fees and assumption of expenses
  by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                        1.01%            1.01%**
  Net investment income                                               1.63%            1.10%**
==============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class Y shares were first publicly offered on April 16, 2009.
(b)  Not annualized.
**   Annualized

The accompanying notes are an integral part of these financial statements.

32    Pioneer International Value Fund | Annual Report | 11/30/10

Notes to Financial Statements | 11/30/10

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those

              Pioneer International Value Fund | Annual Report | 11/30/10     33
industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At November 30, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value

34    Pioneer International Value Fund | Annual Report | 11/30/10
   methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

              Pioneer International Value Fund | Annual Report | 11/30/10     35

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 2010, the Fund paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2010 the Fund has reclassified $70,514 to decrease undistributed net investment income and $70,514 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2010 the Fund had a net capital loss carryforward of $173,861,561, of which the following amounts will expire between 2011 and 2017 if not utilized: $12,361,922 in 2011, $38,375,743 in 2016, and
   $123,123,896 in 2017.

   The Fund has elected to defer approximately $402,083 of capital losses recognized between November 1, 2010 and November 30, 2010 to its fiscal year ending November 30, 2011.

   The tax character of distributions paid during the years ended November 30, 2010 and November 30, 2009 was as follows:

                                                            2010         2009
Distributions paid from:
Ordinary income                                       $1,725,049     $533,236
-----------------------------------------------------------------------------
   Total                                              $1,725,049     $533,236
=============================================================================

36    Pioneer International Value Fund | Annual Report | 11/30/10

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:

                                                                          2010
Distributable earnings:
Undistributed ordinary income                                    $   4,246,363
Capital loss carryforward                                         (173,861,561)
Post-October loss deferred                                            (402,083)
Unrealized appreciation                                             10,103,645
-------------------------------------------------------------------------------
   Total                                                         $(159,913,636)
===============================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $17,868 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2010.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the

              Pioneer International Value Fund | Annual Report | 11/30/10     37
   value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended November 30, 2010, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Expenses waived during the year ended November 30, 2010 are reflected on the Statements of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through August 1, 2012 for Class A, Class B and Class C shares. There can be no assurance that

38    Pioneer International Value Fund | Annual Report | 11/30/10

PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $7,451 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2010, such out-of-pocket expenses by class of shares were as follows:

Shareholder Communications:
Class A                                                              $126,189
Class B                                                                17,226
Class C                                                                21,071
Class Y                                                                 2,685
-----------------------------------------------------------------------------
   Total                                                             $167,171
=============================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $52,979 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,234 in distribution fees payable to PFD at November 30, 2010.

              Pioneer International Value Fund | Annual Report | 11/30/10     39

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2010, CDSCs in the amount of $12,416 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2010, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2010, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended November 30, 2010 was $4,193,435. At November 30, 2010, the Fund's gross forward currency settlement contracts receivable and payable were $481,467 and $476,193, respectively, resulting in a net receivable of $5,274. The net receivable for hedges is shown in the amount of "Forward foreign currency portfolio and settlement hedge contracts, open-net" on the Statement of Assets and Liabilities. Open portfolio hedges at November 30, 2010 were as follows:

                     Net                                                                   Net
                     Contracts to       In Exchange        Settlement                      Unrealized
Currency             deliver            For USD            Date            Value           Gain
JPY
(Japanese Yen)       (400,000,000)      $(4,898,414)       12/30/10        $(4,784,800)    $113,614
JPY
(Japanese Yen)       (400,400,000)       (4,826,108)        2/28/11         (4,793,188)      32,920
-----------------------------------------------------------------------------------------------------
Total                                                                                      $146,534
=====================================================================================================

40    Pioneer International Value Fund | Annual Report | 11/30/10

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2010, the Fund had no borrowings under this agreement.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Fair values of derivative instruments as of November 30, 2010:

                                     Asset Derivatives 2010        Liabilities Derivatives 2010
                                --------------------------------   ----------------------------
                                Balance Sheet                      Balance Sheet
 Derivatives                    Location              Value        Location             Value
 Foreign Exchange Contracts     Receivables*         $151,808      Payables*            $--
-----------------------------------------------------------------------------------------------
   Total                                             $151,808                           $--
===============================================================================================

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2010 was as follows:

                                                                                Change in
                                                              Realized          Unrealized
                                                              Loss on           Gain or (Loss)
                      Location of Gain or (Loss)              Derivatives       on Derivatives
                      On Derivatives Recognized               Recognized        Recognized
 Derivatives          in Income                               in Income         in Income
 Foreign Exchange     Net realized loss on forward            $ (435,274)
  Contracts           foreign currency contracts and
                      other assets and liabilities
                      denominated in foreign currencies
 Foreign Exchange     Change in unrealized gain (loss) on                       $87,891
  Contracts           forward foreign currency contracts
                      and other assets and liabilities
                      denominated in foreign currencies

9. Reorganization Information

On June 12, 2009 ("Closing Date"), Pioneer International Equity Fund was reorganized into the Fund. This tax-free reorganization was accomplished by exchanging the assets and liabilities of Pioneer International Equity Fund for

              Pioneer International Value Fund | Annual Report | 11/30/10     41
shares of Pioneer International Value Fund. Shareholders holding Class A, Class B, Class C, and Class Y shares of Pioneer International Equity Fund received Class A, Class B, Class C, and Class Y shares, respectively, of Pioneer International Value Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:

                            Pioneer                  Pioneer                  Pioneer
                            International            International            International
                            Value Fund               Equity Fund              Value Fund
                            (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
 Net Assets
  Class A                   $ 60,025,986             $ 36,959,652             $ 96,985,638
  Class B                   $  5,946,308             $  8,036,113             $ 13,982,421
  Class C                   $  5,833,408             $  6,710,648             $ 12,544,056
  Class Y                   $ 49,264,020             $119,476,161             $168,740,181
---------------------------------------------------------------------------------------------------
 Total Net Assets           $121,069,722             $171,182,574             $292,252,296
---------------------------------------------------------------------------------------------------
 Shares Outstanding
  Class A                      3,574,608                2,501,629                5,775,898
  Class B                        390,431                  616,102                  918,081
  Class C                        386,983                  522,465                  832,282
  Class Y                      2,930,482                7,958,730               10,037,928
 Shares Issued in
  Reorganization
  Class A                                                                        2,201,290
  Class B                                                                          527,650
  Class C                                                                          445,299
  Class Y                                                                        7,107,446

                                                     Unrealized               Accumulated
                                                     Appreciation on          Loss on
                                                     Closing Date             Closing Date
 Pioneer International Equity Fund                   $1,848,037               $(153,108,957)

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

42    Pioneer International Value Fund | Annual Report | 11/30/10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer International Value Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer International Value Fund ("The Fund"), including the schedule of investments, as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Value Fund at November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP
Boston, Massachusetts
January 26, 2011

              Pioneer International Value Fund | Annual Report | 11/30/10     43

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer International Value Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2010 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2010, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in September 2010. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2010 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 16, 2010, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. In addition, the Trustees considered the arrangements put in place to retain key investment and other personnel. The Trustees also considered the substantial

44    Pioneer International Value Fund | Annual Report | 11/30/10
attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one, three and ten year periods ended June 30, 2010, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the reasons for the Fund's underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods. The Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2010 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate on assets over $500 million. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2010 was in

              Pioneer International Value Fund | Annual Report | 11/30/10     45
the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during recent difficult periods for financial markets, as the

46    Pioneer International Value Fund | Annual Report | 11/30/10
level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

              Pioneer International Value Fund | Annual Report | 11/30/10     47

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48    Pioneer International Value Fund | Annual Report | 11/30/10

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (84)*    Chairman of the Board,   Trustee since 1992.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Other Directorships
 Name and Age               Principal Occupation                                                   Held by this Trustee
John F. Cogan, Jr. (84)*    Non-Executive Chairman and a director of Pioneer Investment            None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin); President and a direc-
                            tor of Pioneer Alternative Investment Management (Bermuda)
                            Limited and affiliated funds; Deputy Chairman and a director of
                            Pioneer Global Asset Management S.p.A. ("PGAM") (until April
                            2010); Director of PIOGLOBAL Real Estate Investment Fund (Rus-
                            sia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                            Director of Cole Management Inc. (since 2004); Director of Fidu-
                            ciary Counseling, Inc.; President and Director of Pioneer Funds
                            Distributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (52)*   Director, CEO and President of PIM-USA (since February 2007);          None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice Presi-
                            dent of all of the Pioneer Funds (since March 2007); Director of
                            PGAM (2007 - 2010); Head of New Europe Division, PGAM
                            (2000 - 2005); and Head of New Markets Division, PGAM
                            (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

              Pioneer International Value Fund | Annual Report | 11/30/10     49

Independent Trustees

                     Position Held    Length of Service
 Name and Age        with the Fund    and Term of Office
David R. Bock (67)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
-------------------------------------------------------------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age         Principal Occupation                                                  Held by this Trustee
David R. Bock (67)   Interim Chief Executive Officer, Oxford Analytica, Inc. (privately    Director of Enterprise Com-
                     held research and consulting company) (2010 - present); Man-          munity Investment, Inc.
                     aging Partner, Federal City Capital Advisors (corporate advisory      (privately held affordable
                     services company) (1997 - 2004 and 2008 - present); Execu-            housing finance company)
                     tive Vice President and Chief Financial Officer, I-trax, Inc. (pub-   (1985 - present); Director
                     licly traded health care services company) (2004 - 2007); and         of Oxford Analytica, Inc.
                     Executive Vice President and Chief Financial Officer, Pedestal Inc.   (2008 - present); Director
                     (internet-based mortgage trading company) (2000 - 2002)               of The Swiss Helvetia Fund,
                                                                                           Inc. (closed-end fund)
                                                                                           (2010 - present); and
                                                                                           Director of New York Mort-
                                                                                           gage Trust (publicly traded
                                                                                           mortgage REIT)
                                                                                           (2004 - 2009)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (62)    President, Bush International, LLC (international financial advi-     Director of Marriott Interna-
                     sory firm) (1991 - present); Managing Director, Federal Housing       tional, Inc. (2008 - present);
                     Finance Board (oversight of Federal Home Loan Bank system)            Director of Discover Financial
                     (1989 - 1991); Vice President and Head of International               Services (credit card issuer
                     Finance, Federal National Mortgage Association (1988 - 1989);         and electronic payment ser-
                     U.S. Alternate Executive Director, International Monetary Fund        vices) (2007 - present);
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the         Former Director of Briggs &
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and            Stratton Co. (engine manu-
                     Vice President and Team Leader in Corporate Banking, Bankers          facturer) (2004 - 2009);
                     Trust Co. (1976 - 1982)                                               Director of UAL Corporation
                                                                                           (airline holding company)
                                                                                           (2006 - present);
-------------------------------------------------------------------------------------------------------------------------

50    Pioneer International Value Fund | Annual Report | 11/30/10

                                Position Held   Length of Service
Name and Age                    with the Fund   and Term of Office
Mary K. Bush (62) (continued)

-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)       Trustee         Trustee since 2008.
                                                Serves until a successor
                                                trustee is elected or
                                                earlier retirement or
                                                removal.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                    Principal Occupation                                           Held by this Trustee
Mary K. Bush (62) (continued)                                                                  Director of ManTech Interna-
                                                                                               tional Corporation (national
                                                                                               security, defense, and intel-
                                                                                               ligence technology firm)
                                                                                               (2006 - present); Member,
                                                                                               Board of Governors, Invest-
                                                                                               ment Company Institute
                                                                                               (2007 - present); Former
                                                                                               Director of Brady Corpora-
                                                                                               tion (2000 - 2007); Former
                                                                                               Director of Mortgage Guar-
                                                                                               anty Insurance Corporation
                                                                                               (1991 - 2006); Former
                                                                                               Director of Millennium
                                                                                               Chemicals, Inc. (commodity
                                                                                               chemicals) (2002 - 2005);
                                                                                               Former Director, R.J.
                                                                                               Reynolds Tobacco Holdings,
                                                                                               Inc. (tobacco) (1999 -
                                                                                               2005); and Former Director
                                                                                               of Texaco, Inc.
                                                                                               (1997 - 2001)
-------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (66)       William Joseph Maier Professor of Political Economy, Harvard   Trustee, Mellon Institutional
                                University (1972 - present)                                    Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund com-
                                                                                               plex) (1989 - 2008)
-------------------------------------------------------------------------------------------------------------------------------

              Pioneer International Value Fund | Annual Report | 11/30/10     51

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Margaret B.W. Graham (63)   Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    Trustee         Trustee since 1992.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Trustee         Trustee since 1993.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
Margaret B.W. Graham (63)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University (1999 -
                            present); and Manager of Research Operations and Organiza-
                            tional Learning, Xerox PARC, Xerox's Advance Research Center
                            (1990 - 1994)
-------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (60)        Chairman and Chief Executive Officer, Quadriserv, Inc. (technol-   Director, Broadridge Finan-
                            ogy products for securities lending industry) (2008 - present);    cial Solutions, Inc. (investor
                            Private investor (2004 - 2008); and Senior Executive Vice Presi-   communications and securi-
                            dent, The Bank of New York (financial and securities services)     ties processing provider for
                            (1986 - 2004)                                                      financial services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
-------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (62)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm) (1981 - present)                    High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company) (2004 - present);
                                                                                               and Member, Board of Gov-
                                                                                               ernors, Investment Company
                                                                                               Institute (2000 - 2006)
-------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (82)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                            (1998 - present); and Partner, Sullivan & Cromwell LLP (prior      Fund, Inc. (closed-end
                            to 1998)                                                           investment company); and
                                                                                               Director, AMVESCAP, PLC
                                                                                               (investment manager)
                                                                                               (1997 - 2005)
-------------------------------------------------------------------------------------------------------------------------------

52    Pioneer International Value Fund | Annual Report | 11/30/10

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------

Fund Officers

                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
-------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (49)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager - Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
-------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (48)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
-------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (51)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services,
                             from 2002 to 2003
-------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (45)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (52)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------------

              Pioneer International Value Fund | Annual Report | 11/30/10     53

                        Position Held              Length of Service
Name and Age            with the Fund              and Term of Office
David F. Johnson (31)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-------------------------------------------------------------------------------------------------------------------------------

                                                                                           Other Directorships
Name and Age            Principal Occupation                                               Held by this Officer
David F. Johnson (31)   Fund Administration Manager - Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager - Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (58)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds   None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
-------------------------------------------------------------------------------------------------------------------------------

54    Pioneer International Value Fund | Annual Report | 11/30/10

                           This page for your notes.




              Pioneer International Value Fund | Annual Report | 11/30/10     55

                           This page for your notes.




56    Pioneer International Value Fund | Annual Report | 11/30/10

                           This page for your notes.




              Pioneer International Value Fund | Annual Report | 11/30/10     57

                           This page for your notes.




58    Pioneer International Value Fund | Annual Report | 11/30/10

                           This page for your notes.




              Pioneer International Value Fund | Annual Report | 11/30/10     59

                           This page for your notes.




60    Pioneer International Value Fund | Annual Report | 11/30/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $44,286 in 2010 and $43,800 in 2009.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2010 and 2009


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $8,290 in 2010 and 2009, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2010 and 2009

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new
SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November
30, 2010 and 2009, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2010 and $8,290 in 2009.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 28, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 28, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 28, 2011

* Print the name and title of each signing officer under his or her signature.